UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  March 16, 2007


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


    Delaware                     1-8400                 75-1825172
(State of Incorporation)  (Commission File Number)   (IRS Employer
                                                   Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
 (Address of principal executive offices)            (Zip Code)


                           (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

AMR PRESENTING AT INVESTOR CONFERENCE

Gerard Arpey, Chairman, President and Chief Executive Officer of AMR Corporation, will speak at the JP Morgan Aviation and Transportation Conference on Wednesday, March 21, 2007, at approximately 10:15 AM ET. Mr. Arpey's presentation will focus on AMR's recent financial performance and the outlook for the future.

A webcast of Mr. Arpey's remarks along with accompanying slides will be made available via the investor relations section of the American Airlines website at www.aa.com. Additionally, a replay of the speech will remain available for at least seven days following the event.




                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Kenneth W. Wimberly
                                            Kenneth W. Wimberly
                                            Corporate Secretary



Dated:  March 16, 2007